ARTHUR ANDERSEN LLP

                                                                    Exhibit 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





      As independent public accountants, we hereby consent to the incorporation of our report dated February 12, 1997 on the financial statements of Savannah Electric and Power Company, included in this Form 8-K, into Savannah Electric and Power Company's previously filed Registration Statement File No. 33-52509.


/s/Arthur Andersen LLP


Atlanta, Georgia
February 27, 1997